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                                                                    EXHIBIT 24.2




                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 20, 1994 appearing on Page F-2 of Fretter, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 31, 1994. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PRICE WATERHOUSE LLP


Detroit, Michigan
November 2, 1994